Exhibit 99.1

LEXINGTON
REALTY TRUST

Quarterly Supplemental Information

Second Quarter 2019

LEXINGTON REALTY TRUST

QUARTERLY SUPPLEMENTAL INFORMATION

June 30, 2019

This Quarterly Earnings Press Release and Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”), which may cause actual results, performance or achievements of Lexington and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO available to all equityholders and unitholders – diluted for the year ending December 31, 2019, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2019 RESULTS

New York, NY - August 7, 2019 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant industrial real estate investments, today announced results for the second quarter ended June 30, 2019.

Second Quarter 2019 Highlights

•	Recorded Net Income attributable to common shareholders of $21.7 million, or $0.09 per diluted common share.
•	Generated Adjusted Company Funds From Operations available to all equityholders and unitholders - diluted (“Adjusted Company FFO”) of $48.3 million, or $0.20 per diluted common share.
•	Disposed of five consolidated properties for a gross sales price of $41.0 million.
•	Acquired six industrial properties for an aggregate cost of $202.0 million.
•	Completed 1.1 million square feet of new leases and lease extensions.

Subsequent Events

•	Extended the maturity of the $300.0 million term loan to January 2025 and swapped the LIBOR portion of the interest rate to obtain a current fixed rate of 2.732% per annum.

Adjusted Company FFO is a non-GAAP financial measure. It and certain other non-GAAP financial measures are defined and reconciled later in this press release.

T. Wilson Eglin, Chairman and Chief Executive Officer of Lexington Realty Trust, commented, “We had a productive second quarter of investment, sale, and leasing activity that drove positive results. Our overall portfolio leased increased from about 95% to almost 98% and our industrial exposure continued to improve representing nearly 74% of our portfolio based on gross book value at quarter end. We have been successful thus far in the execution of our stated business plan, and we will continue to work diligently to reduce our remaining non-core asset exposure while we add more high-quality industrial warehouse/distribution centers to our portfolio. As a result of our accomplishments in the first half of the year and our expectations going forward, including cost savings associated with our recently extended term loan, we are increasing Adjusted Company FFO guidance to a range of $0.76-$0.80 per diluted common share.”

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FINANCIAL RESULTS

Revenues

For the quarter ended June 30, 2019, total gross revenues were $80.1 million, compared with total gross revenues of $105.7 million for the quarter ended June 30, 2018. The decrease was primarily attributable to property sales and lease expirations, partially offset by revenue generated from property acquisitions and new leases.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended June 30, 2019, net income attributable to common shareholders was $21.7 million, or $0.09 per diluted share, compared with a net loss attributable to common shareholders for the quarter ended June 30, 2018 of $(3.3) million, or $(0.01) per diluted share.

Adjusted Company FFO

For the quarter ended June 30, 2019, Lexington generated Adjusted Company FFO of $48.3 million, or $0.20 per diluted share, compared to Adjusted Company FFO for the quarter ended June 30, 2018 of $62.4 million, or $0.25 per diluted share.

Dividends/Distributions

As previously announced, during the second quarter of 2019, Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended June 30, 2019 of $0.1025 per common share/unit, which was paid on July 15, 2019 to common shareholders/unitholders of record as of June 28, 2019. Lexington also declared a cash dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred”) for the quarter ended June 30, 2019, which is expected to be paid on August 15, 2019 to Series C Preferred Shareholders of record as of July 31, 2019.

TRANSACTION ACTIVITY

ACQUISITION TRANSACTIONS

Property Type	Market	Sq. Ft.	Initial Basis ($000)	Approximate Lease Term (Yrs)
Industrial	Dallas, TX	510,440	$28,201	4
Industrial	Spartanburg, SC	408,000	33,253	5
Industrial	Memphis, TN	927,742	49,395	5
Industrial	Memphis, TN	269,902	18,316	4
Industrial	Atlanta, GA	604,852	45,441	1
Industrial	Atlanta, GA	370,000	27,353	5
		3,090,936	$201,959

The above properties were acquired at aggregate weighted-average GAAP and cash capitalization rates of 5.8% and 5.9%, respectively.

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PROPERTY DISPOSITIONS(1)

Primary Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized Net Income(2) ($000)	Annualized NOI(2) ($000)	Month of Disposition	% Leased
Honeywell	Glendale, AZ	Office	$26,500	$1,319	$2,014	April	100.0%
Huntington Ingalls	Pascagoula, MS	Office	6,000	487	593	April	100.0%
Vacant	Memphis, TN	Industrial	75	(100)	(80)	April	0.0%
Safeway	Lawton, OK	Other	1,515	135	184	May	100.0%
Vacant	Plymouth, IN	Industrial	6,938	(1,087)	(833)	May	0.0%
			$41,028	$754	$1,878

(1)	In addition, a joint venture, in which Lexington has a 20% interest, disposed of an office property for $40.1 million and satisfied $30.0 million of non-recourse debt.
(2)	Quarterly period prior to sale, annualized.

LEASING

	LEASE EXTENSIONS

	Location		Primary Tenant(1)	Prior Term	Lease Expiration Date	Sq. Ft.
	Industrial
1	Streetsboro	OH	L'Oreal	10/2019	10/2026	649,250
2	Lavonia	GA	TI Automotive	05/2020	05/2030	133,221
2	Total industrial lease extensions					782,471

	Office
1	Whippany	NJ	CAE	11/2021	11/2031	123,734
1	Total office lease extensions					123,734

3	Total lease extensions					906,205

	NEW LEASES

	Location				Lease Expiration Date	Sq. Ft.
	Industrial
1	Duncan	SC	Plastic Omnium		08/2022	221,833
1	Total industrial leases					221,833

4	TOTAL NEW AND EXTENDED LEASES					1,128,038

(1)       Leases greater than 10,000 square feet.

As of June 30, 2019, Lexington's portfolio was 97.7% leased.

BALANCE SHEET/CAPITAL MARKETS

In the second quarter of 2019, Lexington satisfied $15.2 million of consolidated non-recourse debt. Subsequent to June 30, 2019, Lexington satisfied an aggregate of $21.4 million of consolidated non-recourse debt.

During the second quarter of 2019, Lexington borrowed $55.0 million on its unsecured revolving credit facility. As of the date of this earnings release $75.0 million is outstanding on its unsecured revolving credit facility.

5

2019 EARNINGS GUIDANCE

Lexington now estimates that its net income attributable to common shareholders per diluted common share for the year ended December 31, 2019 will be within an expected range of $1.28 to $1.32.

Additionally, Lexington is increasing its Adjusted Company FFO guidance range for the year ended December 31, 2019 from $0.75 to $0.79 to $0.76 to $0.80 per diluted common share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

SECOND QUARTER 2019 CONFERENCE CALL

Lexington will host a conference call today, August 7, 2019, at 8:30 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2019. Interested parties may participate in this conference call by dialing 1-844-825-9783 (U.S.), 1-412-317-5163 (International) or 1-855-669-9657 (Canada). A replay of the call will be available through November 7, 2019, at 1-877-344-7529 (U.S.), 1-412-317-0088 (International) or 1-855-669-9658 (Canada), pin code for all replay numbers is 10132918. A link to a live webcast of the conference call is available at www.lxp.com within the Investors section.

6

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust (NYSE: LXP) is a publicly traded real estate investment trust (REIT) that owns a diversified portfolio of real estate assets consisting primarily of equity investments in single-tenant net-leased commercial properties across the United States. Lexington seeks to expand its industrial portfolio through build-to-suit transactions, sale-leaseback transactions and other transactions, including acquisitions. For more information, including Lexington's Quarterly Supplemental Information package, or to follow Lexington on social media, visit www.lxp.com.

Contact:

Investor or Media Inquiries for Lexington Realty Trust:

Heather Gentry, Senior Vice President of Investor Relations

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: hgentry@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2019, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held, and all property operating activities are conducted, through special purpose entities, which are separate and distinct legal entities that maintain separate books and records, but in some instances are consolidated for financial statement purposes and/or disregarded for income tax purposes. The assets and credit of each special purpose entity with a property subject to a mortgage loan are not available to creditors to satisfy the debt and other obligations of any other person, including any other special purpose entity or affiliate. Consolidated entities that are not property owner subsidiaries do not directly own any of the assets of a property owner subsidiary (or the general partner, member of managing member of such property owner subsidiary), but merely hold partnership, membership or beneficial interests therein which interests are subordinate to the claims of the property owner subsidiary's (or its general partner's, member's or managing member's) creditors.

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Non-GAAP Financial Measures - Definitions

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Earnings Release and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable measures under generally accepted accounting principles (“GAAP”), reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington's financial performance or cash flow from operating, investing or financing activities or liquidity.

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for tenant improvements, and (8) cash paid for lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington's real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield or Capitalization Rate: GAAP and cash yields or capitalization rates are measures of operating performance used to evaluate the individual performance of an investment. These measures are estimates and are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. The yield or capitalization rate is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield or capitalization rate) the investment is expected to generate (or has generated) divided by the acquisition/completion cost (or sale) price.

Net Operating Income (“NOI”): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income), and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington's NOI may not be comparable to other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

# # #

8

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Gross revenues:
Rental revenue	$78,758	$105,493	$158,733	$208,130
Other revenue	1,377	180	2,650	364
Total gross revenues	80,135	105,673	161,383	208,494
Expense applicable to revenues:
Depreciation and amortization	(36,811)	(45,440)	(74,406)	(91,977)
Property operating	(9,788)	(10,906)	(20,355)	(22,383)
General and administrative	(7,334)	(7,421)	(15,861)	(16,417)
Non-operating income	914	174	1,395	536
Interest and amortization expense	(17,026)	(21,734)	(34,234)	(42,065)
Debt satisfaction charges, net	—	—	(103)	—
Impairment charges	(1,094)	(35,269)	(1,682)	(88,318)
Gains on sales of properties	15,244	14,432	36,201	37,206
Income (loss) before provision for income taxes and equity in earnings (losses) of non-consolidated entities	24,240	(491)	52,338	(14,924)
Provision for income taxes	(430)	(379)	(867)	(882)
Equity in earnings (losses) of non-consolidated entities	(41)	75	578	188
Net income (loss)	23,769	(795)	52,049	(15,618)
Less net income attributable to noncontrolling interests	(436)	(899)	(689)	(391)
Net income (loss) attributable to Lexington Realty Trust shareholders	23,333	(1,694)	51,360	(16,009)
Dividends attributable to preferred shares – Series C	(1,573)	(1,573)	(3,145)	(3,145)
Allocation to participating securities	(39)	(60)	(85)	(130)
Net income (loss) attributable to common shareholders	$21,721	$(3,327)	$48,130	$(19,284)

Net income (loss) attributable to common shareholders - per common share basic	$0.09	$(0.01)	$0.21	$(0.08)
Weighted-average common shares outstanding – basic	232,635,137	237,312,726	232,587,083	237,690,306

Net income (loss) attributable to common shareholders - per common share diluted	$0.09	$(0.01)	$0.20	$(0.08)
Weighted-average common shares outstanding – diluted	236,299,878	237,312,726	236,221,330	237,690,306

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	June 30, 2019	December 31, 2018
	(unaudited)
Assets:
Real estate, at cost	$3,112,620	$3,090,134
Real estate - intangible assets	405,656	419,612
	3,518,276	3,509,746
Less: accumulated depreciation and amortization	963,432	954,087
Real estate, net	2,554,844	2,555,659
Assets held for sale	181,152	63,868
Operating lease right-of-use assets, net	39,981	—
Cash and cash equivalents	43,789	168,750
Restricted cash	17,167	8,497
Investment in non-consolidated entities	59,866	66,183
Deferred expenses, net	20,859	15,937
Rent receivable – current	2,025	3,475
Rent receivable – deferred	63,439	58,692
Other assets	13,794	12,779
Total assets	$2,996,916	$2,953,840

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$432,354	$570,420
Revolving credit facility borrowings	55,000	—
Term loan payable, net	298,954	298,733
Senior notes payable, net	496,452	496,034
Trust preferred securities, net	127,346	127,296
Dividends payable	29,069	48,774
Liabilities held for sale	111,755	386
Operating lease liabilities	41,077	—
Accounts payable and other liabilities	23,816	30,790
Accrued interest payable	6,135	4,523
Deferred revenue - including below market leases, net	19,021	20,531
Prepaid rent	11,763	9,675
Total liabilities	1,652,742	1,607,162

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 234,870,168 and 235,008,554 shares issued and outstanding in 2019 and 2018, respectively	23	24
Additional paid-in-capital	2,771,213	2,772,855
Accumulated distributions in excess of net income	(1,536,752)	(1,537,100)
Accumulated other comprehensive income	—	76
Total shareholders’ equity	1,328,500	1,329,871
Noncontrolling interests	15,674	16,807
Total equity	1,344,174	1,346,678
Total liabilities and equity	$2,996,916	$2,953,840

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
EARNINGS PER SHARE:

Basic:
Net income (loss) attributable to common shareholders	$21,721	$(3,327)	$48,130	$(19,284)

Weighted-average number of common shares outstanding - basic	232,635,137	237,312,726	232,587,083	237,690,306

Net income (loss) attributable to common shareholders - per common share basic	$0.09	$(0.01)	$0.21	$(0.08)

Diluted:
Net income (loss) attributable to common shareholders - basic	$21,721	$(3,327)	$48,130	$(19,284)
Impact of assumed conversions	165	—	166	—
Net income (loss) attributable to common shareholders	$21,886	$(3,327)	$48,296	$(19,284)

Weighted-average common shares outstanding - basic	232,635,137	237,312,726	232,587,083	237,690,306
Effect of dilutive securities:
Unvested share-based payment awards and options	129,810	—	91,637	—
Operating partnership units	3,534,931	—	3,542,610	—
Weighted-average common shares outstanding - diluted	236,299,878	237,312,726	236,221,330	237,690,306

Net income (loss) attributable to common shareholders - per common share diluted	$0.09	$(0.01)	$0.20	$(0.08)

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

ADJUSTED COMPANY FUNDS FROM OPERATIONS & COMPANY FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income (loss) attributable to common shareholders	$21,721	$(3,327)	$48,130	$(19,284)
Adjustments:
Depreciation and amortization	36,065	44,225	72,932	89,379
Impairment charges - real estate	1,094	35,269	1,682	88,318
Noncontrolling interests - OP units	165	649	166	(80)
Amortization of leasing commissions	746	1,215	1,474	2,598
Joint venture and noncontrolling interest adjustment	2,400	258	4,933	516
Gains on sales of properties, including non-consolidated entities	(15,513)	(14,432)	(37,118)	(37,206)
FFO available to common shareholders and unitholders - basic	46,678	63,857	92,199	124,241
Preferred dividends	1,573	1,573	3,145	3,145
Amount allocated to participating securities	39	60	85	130
FFO available to all equityholders and unitholders - diluted	48,290	65,490	95,429	127,516
Debt satisfaction charges, net	—	—	103	—
Other(1)	—	(3,120)	—	(3,120)
Adjusted Company FFO available to all equityholders and unitholders - diluted	48,290	62,370	95,532	124,396

FUNDS AVAILABLE FOR DISTRIBUTION:
Adjustments:
Straight-line adjustments	(4,355)	(6,013)	(6,685)	(10,879)
Lease incentives	307	519	580	1,055
Amortization of above/below market leases	(26)	246	(32)	224
Lease termination payments, net	(256)	(309)	(1,000)	(617)
Non-cash interest, net	773	1,299	1,579	2,324
Non-cash charges, net	1,552	1,625	3,279	3,564
Tenant improvements	(2,557)	(662)	(3,552)	(6,594)
Lease costs	(3,549)	(1,192)	(4,673)	(1,801)
Joint venture and noncontrolling interest adjustment	(460)	—	(636)	—
Company Funds Available for Distribution	$39,719	$57,883	$84,392	$111,672

Per Common Share and Unit Amounts
Basic:
FFO	$0.20	$0.27	$0.39	$0.51

Diluted:
FFO	$0.20	$0.27	$0.40	$0.52
Adjusted Company FFO	$0.20	$0.25	$0.40	$0.50

Basic:
Weighted-average common shares outstanding - basic EPS	232,635,137	237,312,726	232,587,083	237,690,306
Operating partnership units(2)	3,534,931	3,619,315	3,542,610	3,624,228
Weighted-average common shares outstanding - basic FFO	236,170,068	240,932,041	236,129,693	241,314,534

Diluted:
Weighted-average common shares outstanding - diluted EPS	236,299,878	237,312,726	236,221,330	237,690,306
Operating partnership units(2)	—	3,619,315	—	3,624,228
Unvested share-based payment awards and options	15,927	445,283	16,280	503,461
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	241,026,375	246,087,894	240,948,180	246,528,565

(1)	"Other" primarily consisted of the acceleration of below-market lease intangible accretion in 2018.
(2)	Includes OP units other than OP units held by Lexington.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

2019 EARNINGS GUIDANCE

	Twelve Months Ended December 31, 2019
	Range
Estimated:
Net income attributable to common shareholders per diluted common share(1)	$1.28	$1.32
Depreciation and amortization	0.65	0.65
Impact of capital transactions	(1.17)	(1.17)
Estimated Adjusted Company FFO per diluted common share	$0.76	$0.80

(1)	Assumes all convertible securities are dilutive.

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2019 Second Quarter Investments / Capital Recycling Summary

PROPERTY INVESTMENTS

	Property Type	Market		Square Feet (Approx.)	Initial Basis ($000)	Month Closed	Primary Lease Expiration
1	Industrial	Dallas	TX	510,000	$28,201	April	08/2023
2	Industrial	Spartanburg	SC	408,000	33,253	April	01/2024
3	Industrial	Memphis	TN	928,000	49,395	May	04/2024
4	Industrial	Memphis	TN	270,000	18,316	May	05/2023
5	Industrial	Atlanta	GA	605,000	45,441	June	05/2020
6	Industrial	Atlanta	GA	370,000	27,353	June	05/2024

6	TOTAL PROPERTY INVESTMENTS			3,091,000	$201,959

CAPITAL RECYCLING

CONSOLIDATED PROPERTY DISPOSITIONS

	Primary Tenant	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (1)	Annualized NOI ($000)(1)(2)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Honeywell	Glendale	AZ	Office	$26,500	$1,319	$2,014	April	100%	$105.03
2	Huntington Ingalls	Pascagoula	MS	Office	6,000	487	593	April	100%	63.26
3	Vacant	Memphis	TN	Industrial	75	(100)	(80)	April	0%	0.10
4	Safeway	Lawton	OK	Other	1,515	135	184	May	100%	49.26
5	Vacant	Plymouth	IN	Industrial	6,938	(1,087)	(833)	May	0%	23.09

5	TOTAL PROPERTY DISPOSITIONS				$41,028	$754	$1,878

NON-CONSOLIDATED PROPERTY DISPOSITION

	Primary Tenant	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (1)	Annualized NOI ($000)(1)(2)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Arrow Electronics (3)	Centennial	CO	Office	$40,100	$1,126	$2,377	May	100.0%	$312.06

Footnotes

(1)	Quarterly period prior to sale, annualized.
(2)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(3)	Lexington has a 20% interest in the joint venture that disposed of this property.

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2019 Second Quarter Financing Summary

DEBT RETIRED

Location	Primary Tenant	Property Type	Face / Satisfaction ($000)	Rate	Maturity Date

Consolidated Mortgage Debt
Kansas City, MO	Burns & McDonnell	Office	$15,208	5.883%	05/2019

Non-Consolidated Mortgage Debt (1)
Centennial, CO	Arrow Electronics	Office	$30,000	LIBOR+200 bps	09/2021

CORPORATE LEVEL BORROWING

Type	Amount ($000)	Current Interest Rate	Maturity Date
Revolving Credit Facility	$55,000	LIBOR plus 90 bps	02/2023

Footnotes

(1)	Lexington has a 20% interest in the joint venture that disposed of this property. Satisfaction reflects release amount of the joint venture's cross-collateralized debt.

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2019 Second Quarter Leasing Summary

LEASE EXTENSIONS

	Tenant (1)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)(3)	Prior Base Rent Per Annum ($000)	New Cash Base Rent Per Annum ($000)(2)(3)	Prior Cash Base Rent Per Annum ($000)(3)
	Industrial
1	L'Oreal	Streetsboro	OH	10/2019	10/2026	649,250	$2,699	$2,611	$2,513	$2,817
2	TI Automotive	Lavonia	GA	05/2020	05/2030	133,221	936	952	854	1,200

2	Total industrial lease extensions					782,471	$3,635	$3,563	$3,367	$4,017

	Office
1	CAE	Whippany	NJ	11/2021	11/2031	123,734	$2,041	$2,327	$1,795	$2,028

1	Total office lease extensions					123,734	$2,041	$2,327	$1,795	$2,028

3	TOTAL EXTENDED LEASES					906,205	$5,676	$5,890	$5,162	$6,045

NEW LEASES

	Tenant (1)	Location		Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)(3)	New Cash Base Rent Per Annum ($000)(2)(3)
	Industrial
1	Plastic Omnium	Duncan	SC	08/2022	221,833	$967	$1,017

1	Total industrial new leases				221,833	$967	$1,017

4	TOTAL NEW AND EXTENDED LEASES				1,128,038	$6,643	$6,179

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2019 Second Quarter Leasing Summary (Continued)

NEW VACANCY (4)

Former Tenant	Location		Lease Expiration Date	Sq. Ft.	2018 Base Rent ($000)(3)	2018 Cash Base Rent ($000)(3)
Office
DMC Insurance	Indianapolis	IN	5/31/2019	3,764	$72	$72

Footnotes

(1)	Leases greater than 10,000 square feet.
(2)	Assumes twelve months rent from the later of 7/1/19 or lease commencement/extension, excluding free rent periods as applicable.
(3)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(4)	Excludes multi-tenant properties, disposed properties and non-consolidated investments.

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Other Revenue Data

6/30/2019

($000)

Other Revenue Data

	Base Rent
Asset Class	Six months ended
	6/30/19 (1)	6/30/19 Percentage	6/30/18 Percentage
Industrial	$99,348	69.4%	49.8%
Office/Other	43,793	30.6%	50.2%
	$143,141	100.0%	100.0%

	Base Rent
Credit Ratings (2)	Six months ended
	6/30/19 (1)	6/30/19 Percentage	6/30/18 Percentage
Investment Grade	$66,478	46.5%	42.9%
Non-Investment Grade	40,267	28.1%	14.9%
Unrated	36,396	25.4%	42.2%
	$143,141	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 6/30/19	As of 6/30/18
	8.7 years	8.8 years

Rent Estimates for Current Assets

Year	Base Rent (3)	Cash Base Rent (3)	Difference
2019 - remaining	$148,053	$139,398	$(8,655)
2020	280,480	268,934	(11,546)

Footnotes

(1)	Six months ended 6/30/2019 Base Rent, recognized for consolidated properties owned as of 6/30/2019.
(2)	Credit ratings are based upon either tenant, guarantor or parent/ultimate parent. Historical comparison was not adjusted for subsequent tenant entity changes and multi-tenant was generally reflected as unrated.
(3)	Amounts assume (1) lease terms for non-cancellable periods only, (2) no new or renegotiated leases are entered into after 6/30/2019, and (3) no properties are sold or acquired after 6/30/2019.

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Other Revenue Data (Continued)

6/30/2019

($000)

Same-Store NOI (1)

	Six months ended June 30,
	2019	2018
Total Cash Base Rent	$125,849	$127,343
Tenant Reimbursements	11,553	9,013
Property Operating Expenses	(17,452)	(14,064)
Same-Store NOI	$119,950	$122,292

Change in Same-Store NOI (2)	(1.9)%

Same-Store Percent Leased (3)	As of 6/30/19	As of 6/30/18
	98.0%	99.1%

Lease Escalation Data (4)

Footnotes

(1)	NOI is on a consolidated cash basis excluding properties acquired and sold in 2019 and 2018 and properties subject to mortgage loans in default at June 30, 2019.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

(2)	Change in Same-Store NOI was (0.7%) excluding single-tenant property vacancies.
(3)	Excludes properties acquired or sold in 2019 and 2018 and properties subject to mortgage loans in default at June 30, 2019.
(4)	Based on six months consolidated Cash Base Rents for single-tenant leases (properties greater than 50% leased to a single tenant) owned as of June 30, 2019. Excludes parking operations and rents from prior tenants.

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Portfolio Detail By Asset Class

6/30/2019

($000, except square footage)

Asset Class	YE 2016 (5)	YE 2017 (5)	YE 2018 (5)(6)	Q2 2019

Industrial
% of Cost (1)	42.2%	49.3%	71.2%	73.9%
% of ABR (2)	40.8%	44.3%	65.4%	69.4%
Leased	98.2%	99.9%	96.3%	99.4%
Wtd. Avg. Lease Term (3)	10.3	10.5	9.7	9.1
Mortgage Debt	$240,790	$193,529	$206,006	$203,118
% Investment Grade (2)	25.4%	28.4%	31.6%	42.4%
Square Feet	28,908,037	36,071,422	41,447,962	43,187,376

Office/Other
% of Cost (1)	57.8%	50.7%	28.8%	26.1%
% of ABR (2)(4)	59.2%	55.7%	34.6%	30.6%
Leased	91.3%	96.0%	87.1%	84.3%
Wtd. Avg. Lease Term (3)	7.4	7.9	7.2	7.7
Mortgage Debt	$504,383	$503,539	$369,508	$343,524
% Investment Grade (2)	45.0%	49.4%	53.2%	55.7%
Square Feet	14,416,260	12,542,640	6,111,588	5,733,060

Footnotes

(1)	Based on gross book value of real estate assets; excludes held for sale assets.
(2)	Percentage of Base Rent, for consolidated properties owned as of each respective period.
(3)	Cash basis.
(4)	YE 2018 excludes the acceleration of below-market lease intangible accretion on one Kmart asset.
(5)	Office and Other properties combined.
(6)	Pataskala, Ohio property reclassed to Industrial from Office/Other.

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Portfolio Composition

6/30/2019

As a Percent of Gross Book Value (1)

Portfolio Composition (2)

Footnotes

(1)	Based on gross book value of real estate assets as of 6/30/2019; excludes held for sale assets.
(2)	Based on gross book value of real estate assets as of 6/30/2019, 12/31/2018, 12/31/2017 and 12/31/2016, as applicable and excludes held for sale assets.

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Components of Net Asset Value

6/30/2019

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties six month net operating income (NOI) (1)
Industrial	$85,579
Office/Other	34,763
Total Net Operating Income	$120,342

Lexington's share of non-consolidated six month NOI (1)
NNN OFFICE JV
Office	$5,298
OTHER JV
Other	$739

Other income
Advisory fees	$1,852

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets acquired in 2019	$257,676
Wholly-owned assets less than 70% leased	$47,882

Add other assets:
Assets held for sale - consolidated	$181,152
Assets held for sale - non-consolidated - Lexington's share	15,556
Construction in progress	4,280
Developable land	6,095
Cash and cash equivalents	43,789
Restricted cash	17,167
Accounts receivable	2,025
Other assets	13,794
Total other assets	$283,858

Liabilities:
Corporate level debt (face amount)	$984,120
Mortgages and notes payable (face amount)	436,642
Dividends payable	29,069
Liabilities held for sale - consolidated	111,755
Liabilities held for sale - non-consolidated - Lexington's share	962
Accounts payable, accrued expenses and other liabilities	41,714
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages (face amount)	100,380
Total deductions	$1,801,412

Common shares & OP units at 6/30/2019	238,403,839

Footnotes

(1)	NOI for the existing property portfolio at June 30, 2019, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70% and assets acquired in 2019. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, Lexington's net book value has been used. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

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Consolidated Portfolio Concentration

6/30/2019

	Markets (1)	Percent of Base Rent as of 6/30/19 (2)
1	Houston, TX	10.6%
2	Memphis, TN	6.0%
3	Detroit, MI	4.8%
4	Kennewick, WA	4.8%
5	New York, NY	3.9%
6	Dallas, TX	3.7%
7	Nashville, TN	3.4%
8	Kansas City, MO	3.3%
9	Atlanta, GA	2.9%
10	Philadelphia, PA	2.7%
11	San Jose, CA	2.3%
12	Jackson, MS	2.2%
13	Indianapolis, IN	2.2%
14	St. Louis, MO	2.2%
15	Richmond, VA	2.1%
16	Columbus, OH	1.7%
17	Columbus, IN	1.7%
18	Phoenix, AZ	1.7%
19	Champaign, IL	1.5%
20	Charlotte, NC	1.4%
	Total Consolidated Portfolio Concentration (3)	65.0%

Footnotes

(1)	Markets are based on a Core Based Statistical Area, which is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(2)	Six months ended 6/30/2019 Base Rent recognized for consolidated properties owned as of 6/30/2019.
(3)	Total shown may differ from detailed amounts due to rounding.

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Portfolio Concentration - Industrial

6/30/2019

	Markets (1)	Percent of Base Rent as of 6/30/19 (2)
1	Memphis, TN	8.7%
2	Houston, TX	7.3%
3	Kennewick, WA	6.9%
4	Detroit, MI	5.2%
5	Nashville, TN	4.9%
6	Atlanta, GA	3.8%
7	Jackson, MS	3.1%
8	St. Louis, MO	3.1%
9	New York, NY	2.6%
10	Columbus, OH	2.5%
11	Dallas, TX	2.2%
12	Champaign, IL	2.1%
13	Jackson, TN	2.0%
14	Richmond, VA	1.9%
15	Winchester, VA	1.9%
16	Chicago, IL	1.8%
17	Indianapolis, IN	1.8%
18	Shreveport, LA	1.8%
19	Greenville, SC	1.7%
20	Elizabethtown, KY	1.7%
	Total Industrial Portfolio Concentration (3)	66.9%

Footnotes

(1)	Markets are based on a Core Based Statistical Area, which is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(2)	Six months ended 6/30/2019 Base Rent recognized for consolidated properties owned as of 6/30/2019.
(3)	Total shown may differ from detailed amounts due to rounding.

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Portfolio Concentration - Office/Other

6/30/2019

	Markets (1)	Percent of Base Rent as of 6/30/19 (2)
1	Houston, TX	18.1%
2	Kansas City, MO	9.4%
3	San Jose, CA	7.6%
4	Philadelphia, PA	7.5%
5	Dallas, TX	7.0%
6	New York, NY	6.9%
7	Columbus, IN	5.6%
8	Charlotte, NC	4.7%
9	Detroit, MI	4.0%
10	Washington, DC	3.6%
11	Indianapolis, IN	3.0%
12	Phoenix, AZ	2.7%
13	Miami, FL	2.6%
14	Richmond, VA	2.5%
15	Sarasota, FL	2.2%
16	Baton Rouge, LA	1.3%
17	Boise City, ID	1.3%
18	Bend, OR	1.2%
19	Augusta, ME	1.2%
20	McAllen, TX	1.1%
	Total Office/Other Portfolio Concentration (3)	93.3%

Footnotes

(1)	Markets are based on a Core Based Statistical Area, which is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(2)	Six months ended 6/30/2019 Base Rent recognized for consolidated properties owned as of 6/30/2019.
(3)	Total shown may differ from detailed amounts due to rounding.

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Tenant Industry Diversification - Industrial Assets (1)

6/30/2019

Footnotes

(1)	Six months ended 6/30/2019 Base Rent recognized for consolidated properties owned as of 6/30/2019.

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Tenant Industry Diversification - Office/Other Assets (1)

6/30/2019

Footnotes

(1)	Six months ended 6/30/2019 Base Rent recognized for consolidated properties owned as of 6/30/2019.

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Top 15 Tenants

6/30/2019

Top 15 Tenants

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	Base Rent as of 6/30/2019 ($000) (4)	Percent of Base Rent as of 6/30/2019 ($000) (2)(4)
Dow	Office	2036	1	664,100	1.4%	$7,425	5.2%
Preferred Freezer(5)	Industrial	2040	1	456,412	1.0%	6,863	4.8%
Nissan	Industrial	2027	2	2,971,000	6.2%	6,380	4.5%
Dana	Industrial	2021-2026	7	2,053,359	4.3%	4,970	3.5%
United States of America (5)	Office	2022 & 2027	2	329,229	0.7%	4,027	2.8%
Undisclosed (6)	Industrial	2031-2035	3	1,090,383	2.3%	3,570	2.5%
Watco	Industrial	2038	1	132,449	0.3%	3,386	2.4%
Xerox	Office	2023	1	202,000	0.4%	3,321	2.3%
Morgan Lewis (7)	Office	2021	1	289,432	0.6%	2,947	2.1%
Undisclosed (8)	Industrial	2023-2027	3	2,132,290	4.5%	2,763	1.9%
FedEx	Industrial	2023 & 2028	2	292,021	0.6%	2,620	1.8%
Hamilton Beach	Industrial	2021 & 2026	2	1,645,436	3.4%	2,474	1.7%
Cummins	Office	2024	1	390,100	0.8%	2,434	1.7%
Michelin	Industrial	2019 & 2020	2	1,759,346	3.7%	2,428	1.7%
General Electric (5)	Industrial / Office	2019 & 2024	2	950,427	2.0%	2,421	1.7%
			31	15,357,984	32.1%	$58,029	40.9%

Footnotes

(1)	See Annual Report and other applicable disclosures for actual tenant names. Includes tenant, guarantor or parent.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Excludes vacant square feet.
(4)	Six months ended 6/30/2019 Base Rent recognized for consolidated properties owned as of 6/30/2019, excluding vacant single-tenant properties.
(5)	Held for sale or includes a property held for sale at 6/30/2019.
(6)	Tenant is a domestic subsidiary of an international automaker.
(7)	Subsequent to 6/30/2019, lease extended to 1/31/2024.
(8)	Lease restricts certain disclosures. Guarantor is investment grade.

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Lease Rollover Schedule - Consolidated Industrial Properties

6/30/2019

($000)

Year	Number of Leases Expiring	Base Rent as of 6/30/2019	Percent of Base Rent as of 6/30/2019	Percent of Base Rent as of 6/30/2018
2019 - remaining	2	$812	0.8%	3.1%
2020	9	5,337	5.4%	6.3%
2021	11	7,085	7.1%	5.8%
2022	2	752	0.8%	0.7%
2023	6	2,568	2.6%	0.9%
2024	14	8,117	8.2%	6.7%
2025	10	6,819	6.9%	6.8%
2026	10	9,052	9.1%	7.1%
2027	8	12,297	12.4%	13.6%
2028	4	5,928	6.0%	6.4%
Thereafter	26	40,581	40.8%	40.6%

Total (1)	102	$99,348	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.

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Lease Rollover Schedule - Consolidated Office/Other Properties

6/30/2019

($000)

Year	Number of Leases Expiring	Base Rent as of 6/30/2019	Percent of Base Rent as of 6/30/2019	Percent of Base Rent as of 6/30/2018
2019 - remaining	29	$2,971	7.0%	5.4%
2020	7	1,634	3.8%	4.4%
2021	11	6,150	14.4%	9.5%
2022	3	2,415	5.7%	5.2%
2023	4	3,679	8.6%	7.3%
2024	7	5,034	11.8%	4.7%
2025	5	1,570	3.7%	10.1%
2026	1	559	1.3%	1.3%
2027	5	3,454	8.1%	7.5%
2028	2	678	1.6%	2.7%
Thereafter	13	14,512	34.0%	29.8%

Total (1)	87	$42,656	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq. Ft. Leased or Available (1)	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
Single-tenant
2019	12/31/2019	2415 US Hwy. 78 East	Moody	AL	–	Michelin	595,346	704	725	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	–	Michelin	1,164,000	1,724	1,724	-	-
	5/31/2020	7875 White Road SW	Austell	GA	–	Mars Chocolate	604,852	43	60	-	-
	6/30/2020	1650-1654 Williams Rd.	Columbus	OH	–	ODW Logistics	772,450	673	673	-	-
		3102 Queen Palm Dr.	Tampa	FL	–	Time	229,605	617	682	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	–	Mimeo.com	107,400	215	230	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever	443,380	746	644	-	-
	12/31/2020	2203 Sherrill Dr.	Statesville	NC	–	Geodis America	639,800	1,247	1,269	-	-
2021	3/31/2021	2455 Premier Row	Orlando	FL	–	Walgreen Co.	205,016	393	254	-	-
	5/31/2021	291 Park Center Dr.	Winchester	VA	–	Kraft Heinz	344,700	711	719	-	-
	6/30/2021	11624 S. Distribution Cv.	Olive Branch	MS	–	Hamilton Beach	1,170,218	1,894	1,551	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	–	Ingram Micro	701,819	906	937	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	–	Dana	150,945	873	1,014	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	–	Quickie Manufacturing	423,280	678	728	-	-
	12/31/2021	191 Arrowhead Dr.	Hebron	OH	–	Owens Corning	250,410	286	286	-	-
		200 Arrowhead Dr.	Hebron	OH	–	Owens Corning	400,522	458	458	-	-
		3686 South Central Ave.	Rockford	IL	–	Pierce Packaging	93,000	160	160	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	–	Tire Rack	257,849	671	702	-	-
	8/31/2022	50 Tyger River Dr.	Duncan	SC	–	Plastic Omnium	221,833	81	-	-	-
2023	2/28/2023	7670 Hacks Cross Rd.	Olive Branch	MS	–	MAHLE Industries	268,104	453	450	-	-
	5/31/2023	6495 Polk Ln.	Olive Branch	MS	22	Undisclosed	151,691	52	50	-	-
	8/31/2023	10535 Red Bluff Rd.	Pasadena	TX	–	Unis	257,835	615	600	-	-
		3737 Duncanville Rd.	Dallas	TX	–	Owens Corning	510,440	319	304	-	-
	10/31/2023	493 Westridge Pkwy.	McDonough	GA	–	Carlstar	676,000	762	722	-	-
	12/31/2023	120 Southeast Pkwy. Dr.	Franklin	TN	–	United Technologies	289,330	367	367	-	-

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq. Ft. Leased or Available (1)	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2024	1/31/2024	1285 W. State Road 32	Lebanon	IN	–	Continental Tire	741,880	1,146	1,192	-	-
		6495 Polk Ln.	Olive Branch	MS	22	Undisclosed	118,211	44	41	-	-
		70 Tyger River Dr.	Duncan	SC	–	BMW	408,000	367	352	-	-
	3/31/2024	1520 Lauderdale Memorial Hwy.	Cleveland	TN	–	General Electric	851,370	1,329	1,320	-	-
	4/30/2024	113 Wells St.	North Berwick	ME	–	United Technologies	993,685	899	925	-	-
		11555 Silo Dr.	Olive Branch	MS	22	Undisclosed	927,742	253	166	-	-
	5/31/2024	901 East Bingen Point Way	Bingen	WA	–	Boeing	124,539	1,318	1,312	-	-
		7225 Goodson Rd.	Union City	GA	–	Interface Americas	370,000	23	23	-	-
	7/31/2024	5795 North Blackstock Road	Spartanburg	SC	–	Wal-Mart	341,660	836	811	-	-
	9/30/2024	1621 Veterans Memorial Pkwy. E	Lafayette	IN	–	Caterpillar	309,400	607	602	-	-
	10/31/2024	43955 Plymouth Oaks Blvd.	Plymouth	MI	–	Tower Automotive	311,612	796	769	-	-
		2115 East Belt Line Rd.	Carrollton	TX	–	L.E. Klein	58,202	115	86	-	-
	12/31/2024	749 Southrock Dr.	Rockford	IL	–	Jacobson Warehouse	150,000	319	300	-	-
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	–	Dana	336,350	673	673	-	-
		4010 Airpark Dr.	Owensboro	KY	–	Metalsa / Dana	211,598	604	604	-	-
		730 North Black Branch Rd.	Elizabethtown	KY	–	Metalsa / Dana	167,770	268	268	-	-
		750 North Black Branch Rd.	Elizabethtown	KY	–	Metalsa / Dana	539,592	1,419	1,419	-	-
		301 Bill Bryan Blvd.	Hopkinsville	KY	–	Metalsa / Dana	424,904	844	844	-	-
	7/14/2025	590 Ecology Ln.	Chester	SC	–	Boral Limited	420,597	889	1,186	6,171	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	–	Royal Appliance	458,000	1,031	1,051	-	-
		5352 Performance Way	Whitestown	IN	–	LaCrosse	380,000	611	576	-	-
	12/31/2025	1700 47th Ave North	Minneapolis	MN	–	Owens Corning	18,620	275	275	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg	500,500	1,269	2,379	-	-
	3/31/2026	633 Garrett Pkwy.	Lewisburg	TN	–	Calsonic Kansei	310,000	644	627	-	-
	4/30/2026	16811 W. Commerce Dr.	Goodyear	AZ	–	Blue Buffalo	540,349	1,222	278	-	-
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	–	Kitchen Collection	475,218	580	579	-	-

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq. Ft. Leased or Available (1)	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2026	9/30/2026	900 Industrial Blvd.	Crossville	TN	–	Dana	222,200	289	289	-	-
		3931 Lakeview Corporate Dr.	Edwardsville	IL	–	Amazon.com	769,500	1,348	1,288	-	-
	10/31/2026	10345 Philipp Pkwy.	Streetsboro	OH	17	L'Oreal	649,250	1,336	1,409	16,402	09/2019
		5001 Greenwood Rd.	Shreveport	LA	–	Libbey	646,000	1,083	1,108	-	-
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	–	Estée Lauder	241,977	573	590	-	-
		736 Addison Rd.	Erwin	NY	–	Corning	408,000	708	711	-	-
2027	1/31/2027	27200 West 157th St.	New Century	KS	–	Amazon.com	446,500	620	544	-	-
	2/28/2027	554 Nissan Pkwy.	Canton	MS	–	Nissan	1,466,000	3,100	3,011	-	-
	4/30/2027	16407 Applewhite Rd.	San Antonio	TX	18	Undisclosed / HVAC	849,275	1,497	1,402	-	-
		200 Sam Griffin Rd.	Smyrna	TN	–	Nissan	1,505,000	3,280	3,150	-	-
	6/30/2027	1501 Nolan Ryan Expy.	Arlington	TX	–	Arrow Electronics	74,739	203	200	-	-
	9/30/2027	1550 Hwy 302	Byhalia	MS	–	McCormick	615,600	1,219	1,195	-	-
	10/31/2027	201 James Lawrence Rd.	Jackson	TN	–	Kellogg	1,062,055	1,972	1,872	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	–	Hillman Group	264,598	406	406	-	-
2028	1/31/2028	490 Westridge Pkwy.	McDonough	GA	–	Georgia-Pacific	1,121,120	1,868	1,726	-	-
	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	–	FedEx	140,330	2,568	2,564	38,237	03/2028
	8/31/2028	1420 Greenwood Rd.	McDonough	GA	–	United States Cold Storage	296,972	1,085	1,075	-	-
	9/30/2028	904 Industrial Rd.	Marshall	MI	–	Tenneco	246,508	407	370	-	-
2029	7/31/2029	8500 Nail Rd.	Olive Branch	MS	–	Sephora	716,080	1,376	1,293	-	-
	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	–	IAC Group	276,782	870	834	-	-
2030	3/31/2030	549 Wingo Rd.	Byhalia	MS	–	Asics	855,878	2,194	2,077	-	-
	5/31/2030	359 Gateway Dr.	Lavonia	GA	–	TI Automotive	133,221	454	571	6,458	12/2020
		3301 Stagecoach Rd. NE	Thomson	GA	–	Hollander	208,000	158	438	-	-
		4015 Lakeview Corporate Dr.	Edwardsville	IL	–	Spectrum	1,017,780	1,730	1,355	-	-
	6/30/2030	2601 Bermuda Hundred Rd.	Chester	VA	20	Phillip Morris	1,034,470	1,926	1,889	-	-
2031	10/31/2031	1020 W. Airport Rd.	Romeoville	IL	–	ARYZTA	188,166	1,814	1,724	-	-

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq. Ft. Leased or Available (1)	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2031	12/18/2031	80 Tyson Dr.	Winchester	VA	16	Undisclosed / Automaker	400,400	1,184	1,054	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	–	Vulcan	-	1,062	991	-	-
	8/24/2032	16950 Pine Dr.	Romulus	MI	16	Undisclosed / Automaker	500,023	1,284	1,207	-	-
	10/31/2032	27255 SW 95th Ave.	Wilsonville	OR	–	Pacific Natural Foods	508,277	1,560	1,343	-	-
		26700 Bunert Rd.	Warren	MI	–	Lipari	260,243	1,942	1,745	25,850	11/2032
2033	12/31/2033	2115 East Belt Line Rd.	Carrollton	TX	–	Teasdale	298,653	648	506	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	–	Nicholas	180,235	1,278	1,158	-	-
	10/31/2034	1001 Innovation Rd.	Rantoul	IL	–	Vista Outdoor	813,126	2,098	1,881	-	-
2035	3/31/2035	13863 Industrial Rd.	Houston	TX	–	Spitzer	187,800	1,217	1,074	-	-
		7007 F.M. 362 Rd.	Brookshire	TX	–	Spitzer	262,095	955	843	-	-
	6/30/2035	111 West Oakview Pkwy.	Oak Creek	WI	–	Stella & Chewy's	164,007	1,049	947	-	-
	10/22/2035	2860 Clark St.	Detroit	MI	16	Undisclosed / Automaker	189,960	1,102	1,102	-	-
2036	5/31/2036	671 Washburn Switch Rd.	Shelby	NC	–	Clearwater Paper	673,425	1,393	1,233	-	-
2037	3/31/2037	4005 E I-30	Grand Prairie	TX	–	O'Neal Industries	215,000	936	792	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	–	Watco	132,449	3,386	2,948	-	-
2040	8/31/2040	2800 Polar Way	Richland	WA	9, 10	Preferred Freezer	456,412	6,863	5,726	110,000	01/2026
2042	5/31/2042	4801 North Park Dr.	Opelika	AL	–	Golden State Enterprises	165,493	1,622	1,286	-	-
2067	12/31/2067	10201 Schuster Way	Pataskala	OH	–	Kohl's	-	480	217	-	-
N/A	Vacancy	3350 Miac Cove Rd.	Memphis	TN	–	(Available for Lease)	32,679	-	-	-	-
SINGLE TENANT INDUSTRIAL TOTAL							42,315,902	$98,172	$93,111	$203,118
Multi-tenant / Vacancy (8)(14)
	Various	6050 Dana Way	Antioch	TN	4 (97%)	Multi-Tenant	674,528	1,176	1,167	-	-
	Vacancy	1133 Poplar Creek Rd.	Henderson	NC	–	(Available for Lease)	196,946	-	-	-	-
MULTI-TENANT/VACANCY INDUSTRIAL TOTAL							871,474	$1,176	$1,167	$-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.4% Leased	43,187,376	$99,348	$94,278	$203,118

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq.Ft. Leased or Available (1)	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
Single-tenant
2019	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	–	John Wiley	123,047	1,134	1,188	-	-
		9601 Renner Blvd.	Lenexa	KS	–	T-Mobile USA	77,484	571	773	7,924	12/2019
	12/31/2019	2800 Waterford Lake Dr.	Midlothian	VA	10	Alstom Power	99,057	1,092	1,206	-	-
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	–	Oce - USA Holding	143,290	1,122	1,250	18,626	02/2020
	6/30/2020	3711 San Gabriel	Mission	TX	–	T-Mobile West	75,016	494	505	-	-
2021	1/31/2021	1701 Market St.	Philadelphia	PA	3	Morgan Lewis	289,432	2,149	2,285	-	-
	3/31/2021	1701 Market St.	Philadelphia	PA	–	Prime Communications	1,220	31	31	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	–	NJ Natural Gas	157,511	1,887	1,887	7,237	01/2021
		2050 Roanoke Rd.	Westlake	TX	–	Charles Schwab	130,199	1,034	1,083	-	-
	8/31/2021	3500 North Loop Rd.	McDonough	GA	–	TSYS	62,218	420	420	-	-
	10/31/2021	1401 Nolan Ryan Expy.	Arlington	TX	–	Butler America Aerospace	4,979	42	42	-	-
2022	5/30/2022	13651 McLearen Rd.	Herndon	VA	–	United States of America	159,644	1,564	1,610	-	-
	7/31/2022	1440 E 15th St.	Tucson	AZ	–	CoxCom	28,591	268	268	-	-
	10/31/2022	4455 American Way	Baton Rouge	LA	–	New Cingular Wireless	70,100	583	572	-	-
2023	9/30/2023	1701 Market St.	Philadelphia	PA	–	CBC Restaurant	8,070	121	121	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	–	Xerox	202,000	3,321	3,535	29,274	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	–	MED3000	32,000	287	293	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	–	Wells Fargo	169,083	1,007	976	-	-
		3480 Stateview Blvd.	Fort Mill	SC	–	Wells Fargo	169,218	1,043	977	-	-
	7/31/2024	500 Jackson St.	Columbus	IN	17	Cummins	390,100	2,434	2,381	5,379	07/2019
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	–	HQ Global Workplaces	14,236	157	157	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	–	Triumph Group	111,409	809	887	-	-
	2/28/2025	1401 Nolan Ryan Expy.	Arlington	TX	–	Infotech Enterprise	13,590	104	107	-	-
	5/31/2025	1701 Market St.	Philadelphia	PA	–	TruMark Financial	2,641	129	129	-	-
2026	6/30/2026	3265 East Goldstone Dr.	Meridian	ID	10	T-Mobile USA	77,484	559	755	-	-

35

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq.Ft. Leased or Available (1)	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2027	1/31/2027	1701 Market St.	Philadelphia	PA	–	Drybar	1,975	72	55	-	-
	5/31/2027	2401 Cherahala Blvd.	Knoxville	TN	–	CaremarkPCS	59,748	423	397	-	-
	8/31/2027	133 First Park Dr.	Oakland	ME	–	T-Mobile USA	78,610	504	766	8,005	10/2020
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	10	United States of America	169,585	2,463	2,636	30,696	11/2027
2029	3/31/2029	2800 High Meadow Cir.	Auburn Hills	MI	–	Faurecia	278,000	1,773	1,670	-	-
	7/31/2029	2999 Southwest 6th St.	Redmond	OR	11	Consumer Cellular	77,260	506	149	-	-
	9/30/2029	9200 South Park Center Loop	Orlando	FL	–	CardWorks	59,927	440	-	-	-
2031	4/30/2031	9201 Stateline Rd.	Kansas City	MO	11	Burns & McDonnell Engineering	155,925	1,083	1,045	-	-
	11/30/2031	4 Apollo Drive	Whippany	NJ	–	CAE	123,734	1,120	975	11,867	11/2021
2033	12/31/2033	8555 South River Pkwy.	Tempe	AZ	–	Versum	95,133	740	642	-	-
2036	10/31/2036	270 Abner Jackson Pkwy.	Lake Jackson	TX	–	Dow	664,100	7,425	6,310	185,574	10/2036
N/A	N/A	1701 Market St.	Philadelphia	PA	–	Parking Operations	-	798	798	-	-
	Vacancy	1701 Market St.	Philadelphia	PA	–	(Available for Lease)	699	-	-	-	-
		10475 Crosspoint Blvd.	Indianapolis	IN	11	(Available for Lease)	3,764	31	31	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	–	(Available for Lease)	31,830	-	-	-	-
SINGLE TENANT OFFICE TOTAL							4,411,909	$39,740	$38,912	$304,582
Multi-tenant / Vacancy (8)(14)
	Vacancy	5200 Metcalf Ave.	Overland Park	KS	–	(Available for Lease)	320,198	-	-	32,112	N/A
	Vacancy	820 Gears Rd.	Houston	TX	11	(Available for Lease)	78,895	99	99	-	-
	Various	11511 Luna Rd.	Farmers Branch	TX	4 (88%)	Multi-Tenant	181,072	1,066	1,103	-	-
	Various	1311 Broadfield Blvd.	Houston	TX	4 (66%)	Saipem	155,407	389	374	-	-
	Various	13430 North Black Canyon Fwy.	Phoenix	AZ	4 (65%)	Multi-Tenant	138,940	433	504	-	-
	Various	1460 Tobias Gadson Blvd.	Charleston	SC	4,11 (23%)	Multi-Tenant	50,246	357	353	6,830	02/2021
MULTI-TENANT/VACANCY OFFICE TOTAL							924,758	$2,344	$2,433	$38,942
OFFICE SUBTOTAL/WEIGHTED AVERAGE						88.8% Leased	5,336,667	$42,084	$41,345	$343,524

36

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq.Ft. Leased or Available (1)	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity
OTHER PROPERTIES
Single-tenant
Retail
2023	7/1/2023	1053 Mineral Springs Rd.	Paris	TN	–	Kroger	31,170	80	80	-	-
Specialty
2029	1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	–	Home Depot	-	115	136	-	-
2048	12/31/2048	30 Light St.	Baltimore	MD	–	30 Charm City	-	149	149	-	-
2055	1/31/2055	499 Derbyshire Dr.	Venice	FL	–	Littlestone Brotherhood	31,180	954	682	-	-
2112	8/31/2112	201-215 N. Charles St.	Baltimore	MD	–	201 NC Leasehold	-	155	155	-	-
SINGLE TENANT OTHER TOTAL							62,350	$1,453	$1,202	$-
Multi-tenant / Vacancy (8)(14)
	Vacancy	21082 Pioneer Plaza Dr.	Watertown	NY	10	(Available for Lease)	120,727	-	-	-	-
	Vacancy	97 Seneca Trail	Fairlea	WV	10	(Available for Lease)	90,933	-	-	-	-
	Vacancy	832 N. Westover Blvd .	Albany	GA	10	(Available for Lease)	45,554	-	-	-	-
	Various	King St./1042 Fort St. Mall	Honolulu	HI	4 (44%)	Multi-Tenant	77,459	256	256	-	-
MULTI-TENANT/VACANCY OTHER TOTAL							334,673	$256	$256	$-
OTHER SUBTOTAL/WEIGHTED AVERAGE						24.2% Leased	397,023	$1,709	$1,458	$-

TOTAL OFFICE & OTHER/WEIGHTED AVERAGE						84.3% Leased	5,733,690	$43,793	$42,803	$343,524

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.7% Leased	48,921,066	$143,141	$137,081	$546,642

37

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Non-consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq.Ft. Leased or Available (1)	LXP % Ownership	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity (13)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2022	12/31/2022	231 N. Martingale Rd.	Schaumburg	IL	7	Career Education Corporation	317,198	20%	2,299	2,333	332,800	09/2021
2023	2/28/2023	1315 West Century Dr.	Louisville	CO	7	Rogue Wave Software	20,000	20%	155	155	-	-
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	7	Nissan	268,445	20%	2,443	2,253	-	-
2025	2/28/2025	6555 Sierra Dr.	Irving	TX	7, 12	TXU	247,254	20%	1,901	1,595	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	7	Experian Holdings	292,700	20%	1,620	1,537	-	-
	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	7	Georgia Power	111,911	20%	814	704	-	-
	9/30/2025	10001 Richmond Ave.	Houston	TX	7	Schlumberger	554,385	20%	3,146	2,877	-	-
	12/31/2025	4001 International Pkwy.	Carrollton	TX	7	Motel 6	138,443	20%	1,267	1,164	-	-
2026	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	7	Syneos	97,000	20%	672	594	-	-
	4/30/2026	800 East Canal St.	Richmond	VA	5	Richmond Belly Ventures	2,568	20%	40	40	-	-
	11/30/2026	500 Kinetic Dr.	Huntington	WV	7	Amazon.com	68,693	20%	619	578	-	-
2027	2/28/2027	800 East Canal St.	Richmond	VA	5	Sumitomo	8,503	20%	101	72	-	-
	4/30/2027	1315 West Century Dr.	Louisville	CO	7	GHX Ultimate Parent	86,877	20%	745	647	-	-
	6/30/2027	3902 Gene Field Rd.	St. Joseph	MO	7	Boehringer Ingelheim USA	98,849	20%	1,058	970	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	7	MS Consultants	42,290	20%	342	316	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	7	TMG Health	150,000	20%	1,165	1,075	-	-
2028	4/30/2028	9655 Maroon Cir.	Englewood	CO	7, 10, 21	TriZetto	166,912	20%	2,092	1,900	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	7	Nevada Power	282,000	20%	1,737	1,544	-	-
2030	8/31/2030	800 East Canal St.	Richmond	VA	–	McGuireWoods	224,537	20%	3,497	3,489	57,500	02/2031
	9/30/2030	800 East Canal St.	Richmond	VA	5	The Riverstone Group	25,707	20%	385	329	-	-
2031	1/10/2031	810 Gears Rd.	Houston	TX	7	United States of America	68,985	20%	600	712	-	-
	3/1/2031	800 East Canal St.	Richmond	VA	5	Towne Bank	26,047	20%	422	354	-	-
	12/31/2031	333 Mt. Hope Ave.	Rockaway	NJ	7, 10	Atlantic Health	92,326	20%	910	658	-	-
2032	4/30/2032	1210 AvidXchange Ln.	Charlotte	NC	–	AvidXchange	201,450	20%	3,013	2,650	45,900	12/2022; 01/2033
	10/31/2032	143 Diamond Ave.	Parachute	CO	7	Alenco	49,024	20%	554	589	-	-
2088	8/8/2088	800 East Canal St.	Richmond	VA	5	The City of Richmond, Virginia	-	20%	178	210	-	-
N/A	Vacancy	810 Gears Rd.	Houston	TX	7	(Available for Lease)	9,910	20%	-	-	-	-
		800 East Canal St.	Richmond	VA	5	(Available for Lease)	42,947	20%	-	-	-	-
NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						98.6% Leased	3,694,961		$31,775	$29,345	$436,200

38

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Non-consolidated Portfolio - 6/30/2019

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant or Guarantor (19)	Sq.Ft. Leased or Available (1)	LXP % Ownership	Base Rent as of 6/30/2019 ($000) (2)	Cash Base Rent as of 6/30/2019 ($000) (2)	6/30/2019 Debt Balance ($000)	Debt Maturity (13)
OTHER NON-CONSOLIDATED PROPERTIES
2036	8/31/2036	2203 North Westgreen Blvd.	Katy	TX	–	British Schools	274,000	25%	3,285	3,285	52,559	12/2022
OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100% Leased	274,000		$3,285	$3,285	$52,559

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						98.7% Leased	3,968,961		$35,060	$32,630	$488,759

Footnotes

1	Square footage leased or available.
2	Six months ended 6/30/2019 Base Rent and Cash Base Rent. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
3	Subsequent to 6/30/2019, lease extended to 1/31/2024.
4	Percent represents % leased as of 6/30/2019.
5	Part of Richmond, Virginia property, which is primarily leased to McGuireWoods LLP.
6	Lexington has a 71.1% interest in this property.
7	All debt is cross-collateralized and cross-defaulted.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Lamb Weston Holdings, Inc. provides credit support.
10	Property held for sale at 6/30/2019.
11	Base Rent and Cash Base Rent amounts represent/include prior tenant.
12	Lease extended to 02/2035 upon completion of adjacent parking garage.
13	Interest rates range from 0.25% to 5.3% at 6/30/2019.
14	The multi-tenanted / vacant properties incurred approximately $2.5 million in operating expenses, net for the six months ended 6/30/2019.
15	Heidelberg Americas, Inc. lease expires 3/30/2021; however, new tenant (manroland Goss Web Systems America, LLC) lease expires 3/30/2026.
16	Tenant is a domestic subsidiary of an international automaker.
17	Loan satisfied subsequent to 6/30/2019.
18	Lease restricts certain disclosures. Guarantor is investment grade.
19	See Annual Report and other applicable disclosures for actual tenant names.
20	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
21	Property disposed of subsequent to 6/30/2019.
22	Undisclosed

39

LEXINGTON REALTY TRUST

Select Credit Metrics Summary (1)

	6/30/2019

Adjusted Company FFO Payout Ratio	51.3%

Unencumbered Assets	$3.0 billion

Unencumbered NOI	75.5%

(Debt + Preferred) / Gross Assets	40.0%

Debt/Gross Assets	37.6%

Secured Debt / Gross Assets	13.4%

Net Debt / Adjusted EBITDA	5.7	x

(Net Debt + Preferred) / Adjusted EBITDA	6.0	x

Credit Facilities Availability (2)	$545.0 million

Unsecured Debt / Unencumbered NOI	5.1	x

Footnotes

(1)	See reconciliations of non-GAAP measures in this document. Lexington believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Subject to covenant compliance.

40

LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

	Must be:	6/30/2019
Bank Loans:

Maximum Leverage	< 60%	43.2%
Fixed Charge Coverage	> 1.5x	2.4	x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 40%	17.4%
Unsecured Debt Service Coverage	> 2.0x	5.0	x
Unencumbered Leverage	< 60%	33.2%

Bonds:

Debt to Total Assets	< 60%	38.4%
Secured Debt to Total Assets	< 40%	13.7%
Debt Service Coverage	> 1.5x	3.9	x
Unencumbered Assets to Unsecured Debt	> 150%	319.1%

Footnotes

(1)	The following is a summary of the key financial covenants for Lexington's credit facility and term loan and senior notes, as of June 30, 2019 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show Lexington's compliance with such covenants only and are not measures of Lexington's liquidity or performance.

41

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2019

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL
Streetsboro, OH	(c)	$16,402	5.749%	09/2019	$298	$16,338
Lavonia, GA		6,458	5.460%	12/2020	741	5,895
Chester, SC		6,171	5.380%	08/2025	1,144	362
Richland, WA	(d)	110,000	4.000%	01/2026	4,400	99,492
Long Island City, NY		38,237	3.500%	03/2028	4,879	-
Warren, MI		25,850	5.380%	11/2032	1,391	22,037
Industrial Subtotal/Wtg. Avg./Years Remaining (e)		$203,118	4.311%	7.1	$12,853	$144,124

OFFICE
Overland Park, KS	(f)	$32,112	5.891%	N/A	$-	$32,112
Columbus, IN	(c)	5,379	2.210%	07/2019	404	4,993
Lenexa, KS		7,924	6.270%	12/2019	236	7,770
Boca Raton, FL		18,626	6.470%	02/2020	1,065	18,414
Oakland, ME		8,005	5.930%	10/2020	750	7,660
Wall, NJ		7,237	6.250%	01/2021	3,774	-
Charleston, SC	(f)	6,830	5.850%	02/2021	520	6,632
Whippany, NJ		11,867	6.298%	11/2021	1,344	10,400
Palo Alto, CA		29,274	3.970%	12/2023	7,059	-
Lenexa, KS		30,696	3.700%	11/2027	3,187	10,000
Lake Jackson, TX		185,574	4.040%	10/2036	12,532	11,305
Office Subtotal/Wtg. Avg./Years Remaining (e)		$343,524	4.536%	10.7	$30,871	$109,286

Subtotal/Wtg. Avg./Years Remaining (e)		$546,642	4.452%	9.3	$43,724	$253,410

CORPORATE (g)
Revolving Credit Facility	(h)	$55,000	3.304%	02/2023	$1,842	$55,000
Term Loan	(i)	300,000	3.440%	01/2021	10,463	300,000
Senior Notes		250,000	4.250%	06/2023	10,625	250,000
Senior Notes		250,000	4.400%	06/2024	11,000	250,000
Trust Preferred Notes	(j)	129,120	4.283%	04/2037	5,607	129,120
Subtotal/Wtg. Avg./Years Remaining (e)		$984,120	3.993%	5.2	$39,537	$984,120
Total/Wtg. Avg./Years Remaining (e)	(k)	$1,530,762	4.157%	6.7	$83,261	$1,237,530

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(c)	Loan satisfied subsequent to 6/30/2019.
(d)	Loan included in liabilities held for sale at 6/30/2019.
(e)	Total shown may differ from detailed amounts due to rounding.
(f)	Loan is in default.
(g)	Unsecured.
(h)	Rate ranges from LIBOR plus 0.775% to 1.45% (Currently 0.90%).
(i)	Rate ranges from LIBOR plus 0.85% to 1.65% (Currently 1.00%). Subsequent to 6/30/2019, maturity was extended to 01/2025 and the LIBOR portion of the interest rate was swapped to obtain a current fixed rate of 2.732% per annum.
(j)	Rate is three month LIBOR plus 170 bps.
(k)	See reconciliations of non-GAAP measures in this document.

42

LEXINGTON REALTY TRUST

Debt Maturity Schedule

6/30/2019

($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2019 - remaining	$11,802	$61,213	$-
2020	23,174	31,969	-
2021	23,433	17,032	300,000	(1)
2022	22,120	-	-
2023	23,998	-	305,000
	$104,527	$110,214	$605,000

Footnotes

(1)	Subsequent to 6/30/2019, maturity extended to 01/2025.
(2)	Percentage denotes weighted-average interest rate.

43

LEXINGTON REALTY TRUST

Selected Balance Sheet Account Data

6/30/2019

($000)

Balance Sheet

Other assets	$13,794

The components of other assets are:

Deposits	$190
Equipment	476
Prepaids	2,828
Other receivables	936
Deferred lease incentives	9,364

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$23,816

Accounts payable and accrued expenses	$13,368
CIP accruals and other	4,329
Taxes	184
Deferred lease costs	3,382
Deposits	1,650
Escrows	799
Transcation costs	104

44

LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in the Quarterly Earnings Press Release, in this Quarterly Supplemental Information and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington's financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (charges), net, non-cash charges, net, straight-line adjustments, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. Lexington’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Lexington believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements, and lease termination income and to include ancillary income. Lexington believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio.

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements and lease termination income and includes ancillary income. Lexington believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington's real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield or Capitalization Rate: GAAP and cash yields or capitalization rates are measures of operating performance used to evaluate the individual performance of an investment. These measures are estimates and are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. The yield or capitalization rate is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield or capitalization rate) the investment is expected to generate (or has generated) by the acquisition/completion cost (or sale) price.

45

LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS (CONTINUED)

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods excluding properties encumbered by mortgage loans in default and the revenue associated with the expansion of properties, as applicable. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, Lexington's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of Lexington's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of Lexington 's financial performance since it does not reflect the operations of Lexington's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of Lexington's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact Lexington's results from operations. Lexington believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

46

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES

($000)

Six months ended June 30, 2019

Rent Reconciliation:

Rental revenue as reported	$158,733

Rental revenue from sold properties	(1,199)
Lease termination income	(1,378)
Ancillary revenue	798
Reimbursements	(13,813)

Base Rent per supplement	143,141

Adjustments: (1)
Straight-line adjustments	(6,608)
Lease incentives	580
Amortization of above/below market leases	(32)

Cash Base Rent per supplement	$137,081

Consolidated debt reconciliation June 30, 2019:

	GAAP Balance	Deferred Loan Costs, net	Discounts	Loan Classified as Held for Sale	Gross Balance

Mortgages and notes payable (2)	$432,354	$4,288	$-	$110,000	$546,642
Revolving credit facility borrowings (3)	55,000	-	-	-	55,000
Term loans payable (3)	298,954	1,046	-	-	300,000
Senior notes payable(3)	496,452	2,449	1,099	-	500,000
Trust preferred securities (3)	127,346	1,774	-	-	129,120
Consolidated debt	$1,410,106	$9,557	$1,099	$110,000	$1,530,762

Footnotes

(1)	Individual items are adjusted for sold properties, which were previously reflected in the reconciliation.
(2)	Secured.
(3)	Unsecured.

47

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Same-Store NOI Reconciliation:

	Six months ended June 30,
	2019	2018

Net income (loss)	$52,049	$(15,618)

Interest and amortization expense	34,234	42,065
Provision for income taxes	867	882
Depreciation and amortization	74,406	91,977
General and administrative	15,861	16,417
Pursuit / transaction costs	-	353
Non-operating/advisory income	(3,247)	(900)
Gains on sales of properties	(36,201)	(37,206)
Impairment charges	1,682	88,318
Debt satisfaction charges, net	103	-
Equity in (earnings) of non-consolidated entities	(578)	(188)
Lease termination income	(1,378)	(617)
Straight-line adjustments	(6,685)	(10,879)
Lease incentives	580	1,055
Amortization of above/below market leases	(32)	(3,248)

Net Operating Income - ("NOI")	131,661	172,411

Less NOI:
Acquisitions and dispositions	(12,039)	(47,229)
Properties in default	328	(2,890)

Same-Store NOI	$119,950	$122,292

NOI for NAV:

Six months ended
June 30, 2019

NOI per above	$131,661
Less NOI:
Disposed of properties	(1,040)
Assets held for sale	(8,831)
Assets acquired in 2019	(2,298)
Assets less than 70% leased / Other	850
NOI for NAV	$120,342

48

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation to Adjusted EBITDA:

	Three months ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	Trailing 12 Months

Net income attributable to Lexington Realty Trust shareholders	$23,333	$28,027	$25,408	$218,016	$294,784
Interest and amortization expense	17,026	17,208	16,656	21,159	72,049
Provision for income taxes	430	437	402	444	1,713
Depreciation and amortization	36,811	37,595	38,498	37,716	150,620
Straight-line adjustments	(4,355)	(2,330)	(4,722)	(5,367)	(16,774)
Lease incentives	307	273	227	404	1,211
Amortization of above/below market leases	(26)	(6)	(3,500)	(3,384)	(6,916)
Gains on sales of properties	(15,244)	(20,957)	(13,336)	(202,371)	(251,908)
Impairment charges	1,094	588	4,953	2,542	9,177
Debt satisfaction charges, net	-	103	368	2,228	2,699
Non-cash charges, net	1,552	1,727	1,611	1,635	6,525

Pro-rata share adjustments:
Non-consolidated entities adjustment	3,223	2,692	1,877	1,388	9,180
Noncontrolling interests adjustment	160	(5)	15	2,580	2,750

Adjusted EBITDA	$64,311	$65,352	$68,457	$76,990	$275,110

49

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation of Select Credit Metrics:

Adjusted Company FFO Payout:	Six months ended June 30, 2019		(Debt + Preferred) / Gross Assets:	Six months ended June 30, 2019
Common share dividends per share	$0.205		Consolidated debt	$1,410,106
Adjusted Company FFO per diluted share	0.40		Held for sale debt	109,527
Adjusted Company FFO payout ratio	51.3%		Preferred shares liquidation preference	96,770
			Debt and preferred	$1,616,403
Unencumbered Assets:
Real estate, at cost	$3,518,276		Total assets	$2,996,916
held for sale real estate, at cost	238,834		Plus depreciation and amortization:
less encumbered real estate, at cost	(732,849)		Real estate	963,432
Unencumbered assets	$3,024,261		Deferred lease costs	19,884
			Held for sale assets	62,644
Unencumbered NOI:
NOI	$131,661		Gross assets	$4,042,876
Disposed of properties NOI	(1,040)
Adjusted NOI	130,621		(Debt + Preferred) / Gross Assets	40.0%
less encumbered adjusted NOI	(32,019)
Unencumbered adjusted NOI (Quarters)	$98,602		Debt / Gross Assets:
Unencumbered NOI %	75.5%		Consolidated debt and held for sale debt	$1,519,633

Net Debt / Adjusted EBITDA:			Gross assets	$4,042,876
Adjusted EBITDA	$275,110
			Debt / Gross assets	37.6%
Consolidated debt	$1,410,106
Held for sale debt	109,527		Secured Debt / Gross Assets:
less consolidated cash and cash equivalents(1)	(50,360)		Mortgages and notes payable and held for sale debt	$541,881
Non-consolidated debt, net	96,949
Net debt	$1,566,222		Gross assets	$4,042,876

Net debt / Adjusted EBITDA	5.7	x	Secured Debt / Gross Assets	13.4%

(Net Debt + Preferred) / Adjusted EBITDA:			Unsecured Debt / Unencumbered NOI:
Adjusted EBITDA	$275,110		Consolidated debt	$1,410,106
			less mortgages and notes payable	(432,354)
Net debt	$1,566,222		Unsecured Debt	$977,752
Preferred shares liquidation preference	96,770
Net debt + preferred	$1,662,992		Unencumbered adjusted NOI (Annual)	$191,886

(Net Debt + Preferred) / Adjusted EBITDA	6.0	x	Unsecured Debt / Unencumbered NOI	5.1	x

Footnotes

(1)	Includes funds held at 1031 exchange intermediaries.

50

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 505000	462 South 4th Street, Suite 1600
Louisville, KY 40233	Louisville, KY 40202
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
Facsimile (main)	(212) 594-6600
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Evercore Partners		Ladenburg Thalmann & Co., Inc.
Sheila K. McGrath	(212) 497-0882	John Massocca	(212) 409-2543

J.P. Morgan Chase		Stifel Nicolaus
Anthony Paolone	(212) 622-6682	John W. Guinee	(443) 224-1307

Jeffries & Company, Inc.		Wells Fargo Securities, LLC
Jon Peterson	(212) 284-1705	Todd J. Stender	(562) 637-1371

51

LEXINGTON
REALTY TRUST

LEXINGTON REALTY TRUST

One Penn Plaza, Suite 4015 | New York, NY 10119-4015 | (212) 692-7200 | www.lxp.com